EXHIBIT 99.1

WALLER LANSDEN DORTCH & DAVIS
A PROFESSIONAL LIMITED LIABILITY COMPANY

NASHVILLE CITY CENTER
511 UNION STREET, SUITE 2100
POST OFFICE BOX 198966
NASHVILLE, TENNESSEE 37219-8966
(615) 244-6380
FACSIMILE: (615) 244-6804

S. Gregory Cope
(615) 850-8591
gcope@wallerlaw.com

November 6, 2002

VIA EDGAR

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549
Attention: Filing Desk

     Re: BancorpSouth, Inc.

Ladies and Gentlemen:

     On behalf of BancorpSouth, Inc., I am transmitting electronically a Current Report on Form 8-K, with an exhibit. A copy of the attached Form 8-K, with an exhibit, is being delivered to the New York Stock Exchange.

     If you have any questions pertaining to this filing, please contact me or Howard W. Herndon of this office.

Very truly yours,

/s/ S. GREGORY COPE

S. Gregory Cope

cc:	The New York Stock Exchange, Inc. (w/ encl.) L. Nash Allen, Jr. (w/ encl.) Howard W. Herndon Esq. (w/ encl.)

BancorpSouth

Cautionary Statement

A number of statements we will be making in our presentation and in the accompanying slides will be "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, such as statements of BancorpSouth's plans, goals, objectives, expectations, projections, estimates, intentions, future performance and business of BancorpSouth, including, without limitation, (i) statements relating to fee income products, systems support, acquisition strategy and the use of capital, and (ii) statements preceded by, followed by or that include the words "may", "could", "would", "should", "believes", "expects", "anticipates", "estimates", "intends", "plans", "targets", "probably", "potentially", "projects" or similar expressions. These forward-looking statements involve significant risks and uncertainties and are subject to change based on various factors (some of which are beyond BancorpSouth's control). Factors that might cause BancorpSouth's financial performance to differ materially from the plans, goals, objectives, expectations and intentions expressed in such forward looking statements include, but are not limited to: (i) revenues may be lower than expected, deposit attrition, operating cost or customer loss and business disruption may be greater than expected; (ii) competitive pressures among depository and other financial institutions may increase significantly; (iii) the ability of BancorpSouth to manage its growth and effectively serve an expanding customer and market base, (iv) changes in BancorpSouth's operating or expansion strategy, (v) changes in interest rate environment may reduce margins; (vi) general economic or business conditions, either nationally or in the states or regions in which BancorpSouth does business, may be less favorable than expected, resulting in, among other things, a deterioration in credit quality or a reduced demand for credit; (vii) legislative or regulatory changes may adversely affect the business in which BancorpSouth is engaged; and (viii) changes may occur in the securities markets. Additional information with respect to factors that may cause actual results to differ materially from those contemplated by such forward looking statements is included in BancorpSouth's current and subsequent filings with the Securities and Exchange Commission. BancorpSouth does not undertake any obligation to update any forward-looking statement, written or oral.

BancorpSouth Profile

- Six state regional bank holding company
- Market share leader in Mississippi
- $10.1 billion in assets – 49th largest
- $8.5 billion in deposits – 45th largest
- $1.5 billion market capitalization – 53th largest

BancorpSouth

Source: SNL DataSource, SEC/Public - All banks, 09/02

Six State Regional Bank



Memphis
Little Rock
Huntsville
Atlanta
Tupelo
Birmingham
El Dorado
Texarkana
Dallas
Shreveport
Jackson
Biloxi
Houston

BancorpSouth

Demographics

- Northern Mississippi is the manufacturing and health care center of Mississippi
  - Cooper Tire, Eljer Plumbing, Viking Range, True Temper, Furniture Brands, North Mississippi Medical Center
- Central Mississippi is home to Peavy Electronics and Nissan's newest assembly plant
- Gulf coast of Mississippi is home to Ingalls Shipbuilding
- Mississippi has the third largest gaming industry
- Arkansas is home to Wal-mart, Dillard's, Alltel, Murphy Oil, J. B. Hunt, and other large companies
- Memphis, TN is the distribution capital of the U.S.
- Birmingham and Alabama are home to growing automotive, health care and insurance industries

Growth Strategies

- Higher growth areas funded by areas with lower cost deposits
- Introduction of fee income products in new areas
- Leveraging systems support across broader area
- Only looking at strategic or in-market opportunities

BancorpSouth Presence in Selected Markets

State	Area	Deposits & REPO's
Mississippi	Gulf Coast	410,302
	Hattiesburg	471,574
	Jackson	616,807
	Tupelo	526,740
Louisisana	Monroe	175,443
	Shreveport, LA	209,431
Texas	Nacogdoches, TX	333,479
	Texarkana, AR-TX	293,433
Tennessee	Jackson, TN	352,696
	Memphis, TN	511,425
Arkansas	Fort Smith, AR	580,107
	Little Rock, AR	90,472
Alabama	Birmingham, AL	222,393
	Guntersville, AL	185,799
	Opelika, AL	140,633

BancorpSouth

*BancorpSouth Deposits & REPO's Avg. Sep-02

Growth Strategy - Illustrated

	June 30, 2000	September 30, 2002
Assets	$6.0	$10.1
Loans	$4.2	$6.4
Retail Funding	$5.2	$8.7
Locations	157	250
States	3	6
% Deposits & REPO's in Mississippi	71%	50%

Dollars in billions

Merger Strategy

- Only looking at strategic or in-market opportunities
  - First United Bancshares
  - Pinnacle Bancshares

EPS Trend



CAGR 11.92%
$0.45
$0.40
$0.35
$0.30
$0.25
$0.20
$0.15
$0.10
$0.05
$0.00
0.15
0.27
0.28
0.26
0.38
0.36
0.38
0.33
Q4-00
Q1-01
Q2-01
Q3-01
Q4-01
Q1-02
Q2-02
Q3-02
FUB Merger Costs
Expense Reductions

BancorpSouth

Net Interest Margin



6.00%
5.50%
5.00%
4.50%
4.00%
3.50%
3.00%
2.50%
4.03%
4.01%
3.88%
4.00%
4.11%
4.38%
4.30%
4.13%
Q4-00
Q1-01
Q2-01
Q3-01
Q4-01
Q1-02
Q2-02
Q3-02

BancorpSouth

Non-Interest Revenue


As Reported
$45,000
$40,000
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$0
10,052
27,949
31,991
26,734
41,959
33,476
31,409
27,907
Q4-00
Q1-01
Q2-01
Q3-01
Q4-01
Q1-02
Q2-02
Q3-02
Revenue in thousands

BancorpSouth

Non-Interest Revenue



Excluding Mortgage Impairment and Securities Gains (Losses)
$40,000
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$0
27,043
29,388
30,923
28,835
33,675
32,969
32,678
34,614
Q4-00
Q1-01
Q2-01
Q3-01
Q4-01
Q1-02
Q2-02
Q3-02
Revenue in thousands

BancorpSouth

Mortgage Servicing Portfolio



$3.20
$3.10
$3.00
$2.90
$2.80
$2.70
$2.60
$2.50
$2.40
$2.30
$2.20
2.28
2.47
2.61
2.69
2.78
2.82
2.84
2.87
Q4-00
Q1-01
Q2-01
Q3-01
Q4-01
Q1-02
Q2-02
Q3-02

Dollars in billions

BancorpSouth

BancorpSouth Insurance Services, Inc.

- Annuity products
- Long-term care
- Life products
- Property and Casualty


$7,000
$6,500
$6,000
$5,500
$5,000
$4,500
$4,000
$3,500
$3,000
4,863
6,783
5,429
5,147
5,284
5,690
5,925
6,119
Q4-00
Q1-01
Q2-01
Q3-01
Q4-01
Q1-02
Q2-02
Q3-02
Revenue in Thousands

BancorpSouth

Credit Quality Trends

	Quarter Ended						
	3/31/2001	6/30/2001	9/30/2001	12/31/2001	3/31/2002	6/30/2002	9/30/2002
Non-Performing Assets	$21.3	$22.9	$22.4	$26.6	$26.4	$31.1	$31.7
Accruing Loans							
90 Days Past Due	$22.3	$25.9	$39.8	$33.0	$30.8	$28.8	$23.6
NPA's + 90's	$43.6	$48.8	$62.2	$59.6	$57.2	$59.9	$55.3
NPA's / Assets	0.23%	0.25%	0.24%	0.28%	0.27%	0.31%	0.31%
NPA's + 90's/ Assets	0.47%	0.53%	0.66%	0.63%	0.58%	0.60%	0.55%
NPA's / Net Loans + REO	0.23%	0.25%	0.24%	0.28%	0.27%	0.31%	0.31%
Net Charge Offs	0.36%	0.30%	0.34%	0.40%	0.39%	0.38%	0.44%
Reserve Coverage							
NPL's + 90's	224%	207%	156%	190%	210%	206%	255%
Non-Accrual Loans	664%	625%	624%	768%	876%	654%	817%

NPA = Nonaccrual and renegotiated loans, and real estate owned
NPL = Nonaccrual, renegotiated and 90 days past due loans

Dollars in millions

BancorpSouth

Geographic Diversification of Loan Portfolio

9/30/2002


Mississippi
55%
Tennessee
14%
Texas
6%
Alabama
6%
Arkansas
15%
Louisiana
4%

BancorpSouth

Loan Portfolio

9/30/2002



29%
11%
35%
7%
18%
Construction & Land
Commercial
Commercial Mortgages
Consumer
Residential Mortgages

BancorpSouth

Loan Commitment Segmentation

9/30/2002

Segment	No. of Loans	Segment Total
Over $20MM	1	$ 21,660,000
$15MM to $20MM	1	$ 16,901,230
$10MM to $14.9MM	9	$ 100,801,304
$5MM to $9.9MM	31	$ 214,306,199

Average Loan Size	$ 42,473

Efficiency

- One bank
- Common data processing system
- Local decision making

Efficiency Ratio



Efficiency Ratio
66.00%
65.00%
64.00%
63.00%
62.00%
61.00%
60.00%
59.00%
58.00%
57.00%
56.00%
55.00%
62.06%
59.07%
58.65%
64.42%
62.01%
59.12%
58.23%
59.00%
1997
1998
1999
2000
2001
Q1-02
Q2-02
Q3-02

FUB Merger Costs

Expense Reductions

Yearly for 1997 – 2001, Quarterly for 2002

BancorpSouth

Efficiency Ratio



Efficiency Ratio Excluding Mortgage Impairment and Security Gains(Losses)
71.00%
69.00%
67.00%
65.00%
63.00%
61.00%
59.00%
57.00%
55.00%
61.72%
58.73%
57.62%
68.09%
59.77%
59.14%
57.13%
57.62%
1997
1998
1999
2000
2001
Q1-02
Q2-02
Q3-02

FUB Merger Costs

Expense Reductions

Yearly for 1997 – 2001, Quarterly for 2002

BancorpSouth

Capital Management

- Stock repurchase program
  - 6,768,508 shares repurchased since February, 2001 under the repurchase programs as of September 30, 2002
    - 2,343,403 shares repurchased in Q3-02
- $125 Million Trust Preferred Securities issued 1/28/02
  - Attractively priced at issuance
  - Moody's debt rating upgraded to baa1
- Cash dividends have increased every year since 1983

Dividend Growth



$0.65
$0.60
$0.55
$0.50
$0.45
$0.40
$0.35
$0.30
$0.25
$0.20
$0.15
$0.10
$0.05
$0.00
1983
1984
1985
1986
1987
1988
1989
1990
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
Cash Dividend

BancorpSouth

ROE Trends


20.00%
18.00%
16.00%
14.00%
12.00%
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
15.01%
12.20%
11.66%
11.90%
15.38%
14.77%
15.75%
15.98%
11.31%
14.52%
15.13%
12.71%
11.46%
11.12%
10.85%
6.35%
Q4-00
Q1-01
Q2-01
Q3-01
Q4-01
Q1-02
Q2-02
Q3-02
Quarterly ROE
Quarterly ROE Excluding Mortgage Impairment and Security Gains(Losses)
FUB Merger Costs

BancorpSouth

In conclusion,

- What you see is what you get
  - No derivatives
  - No unconsolidated SPE's
  - SAR's reflected in earnings